Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

SHARPENING OUR FOCUS

STRENGTHENING THE COMPANY

[LOGO]

EEI FINANCIAL CONFERENCE November 6 - 9, 2005

Notice Regarding Forward Looking Statements

Certain statements contained in this discussion are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Matters discussed in this report which relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements.  Forward-looking statements are based on management’s beliefs, assumptions and expectation of the Company’s future economic performance, taking into account the information currently available to management.  These statements are not statements of historical fact.  Such forward-looking statements are subject to risks and uncertainties and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond the control of DPL Inc. or The Dayton Power and Light Company (“DPL”, “DP&L” or the “Company”), including but not limited to:  abnormal or severe weather; unusual maintenance or repair requirements; changes in fuel costs, changes in electricity, coal, environmental emissions, gas and other commodity prices; increased competition; regulatory changes and decisions; changes in accounting rules; financial market condition; and general economic conditions.  Forward-looking statements speak only as of the date of the document in which they are made.  We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

[LOGO]

EEI Financial Conference November 6 - 9, 2005	Safe Harbor Statement

Long Term Focus

•                  Support Movement Toward Quasi-Regulation Trend in Ohio

•                  Steadily Grow Income and Dividends

•                  Continuously Improve Operational Efficiency

•                  Continuously Improve System Safety and Reliability

•                  Plan for Long-Term Generation Requirements

•                  Identify Opportunities for Deployment of Improving Cash Position in Industry-Related Assets with Assured Return

•                  Continue to Evaluate Strategic Options to Grow Shareholder Value

[LOGO]

EEI Financial Conference November 6 - 9, 2005	Overview

[GRAPHIC]

SHARPENING OUR FOCUS

STRENGTHENING THE COMPANY

[LOGO]	ISSUES UPDATE

Rate Stabilization Plan (RSP) Stipulation
(Filed but not Approved)

•                  2003 RSP Plan: Rate Stability Surcharge (RSS) up to 11% of generation rate for environmental, fuel, security and regulatory costs.

•                  Proposed Stipulated RSP Plan

•                           Market based Standard Service Offer frozen through 2010.

•                           Rate Stabilization Charge (RSC) – 11% increase in generation rates for the 5 year period 2006 – 2010 to compensate DP&L for stabilizing prices and providing Provider of Last Resort (POLR) service.

•                           Environmental Investment Rider (EIR) – Beginning in 2007, a 5.4% increase based on DP&L’s generation rate on January 1, 2007 with additional 5.4% incremental increases in 2008, 2009, and 2010 to compensate DP&L for investments required to be made to its generation plants to comply with USEPA regulations.

•                           Both the RSC and EIR are to be collected through a non-avoidable rider, with the exception of the additional 5.4% increment in 2009 and the 5.4% increment in 2010 which are 100% avoidable for switching customers.

•                           The 5% residential generation discount established by Ohio legislation continues through 2008, and the 2.5% residential generation discount agreed to in the RSP Stipulation goes into effect in 2006 and continues through 2008.

[LOGO]

EEI Financial Conference November 6 - 9, 2005

Potential RSP Settlement

[CHART]

	2006	2007	2008	2009	2010
Potential Settlement Revenue	$65	$100	$140	$210	$250

Estimates are based on the filing requirements and conditions of the RSP application, are subject to PUCO approval, and are subject to the limitations outlined in the Notice Regarding Forward Looking Statements.  DPL makes no representation as to the probability the potential settlement will be approved or the possible impacts on future financial results.

2005 Coal and Emission Allowance Costs

•                  Estimated 2005 Increase Expected to be 20% over 2004 Costs

•                  Increases Caused By:

•                  Coal cost increases at 2 co-owned plants

•                  Plant generation mix

•                  Timing of coal deliveries

•                  Heat rate adjustments

Peaker Analysis

•                  $500 million investment made during period in which market prices justified investment.  Subsequent capacity additions and changes in commodity prices have impacted the value of the assets.

•                  Currently analyzing earnings drag versus future POLR requirements and long and short-term generation needs.

•                  Developing range of options based on alternative scenarios related to potential market conditions in fully competitive market vs. quasi-regulated market.

•                  Tracking ongoing industry developments including:

•                           Sales of similar assets within the region.

•                           Forward energy commodity prices.

•                           Transmission, control area, and reserve capacity requirements.

•                           Capital requirements for aging plants.

•                           AEP request for recovery of generation costs for ICG plant.

•                           RPM developments.

Natural Gas Fired Peaker Data

PLANTS	STATE	COMMERCIAL OPERATION DATE	# OF UNITS	APPROXIMATE SUMMER CAPACITY
Darby	Ohio	5/01 – 5/02	6	438 MW

Greenville	Ohio	6/02	4	192 MW

Montpelier	Indiana	6/01	4	192 MW

Tait	Ohio
3 Units – DP&L		1990’s	3	256 MW
4 Units – DPLE		5/02	4	292 MW

	Book Cost (Approx.)	Annual Depreciation (Approx.)
DPLE	$500 Million	$20 Million

DP&L	$70 Million	$2 Million

Peaker Metrics – Through Third Quarter

Operating Statistics	Actual, YTD Sep 2005	Actual, YTD Sep 2004	Variance
Megawatt Hours	138,648	56,627	145%
Average Fuel Price ($/mwh)	$115.47	$83.39	38%

Peaker Net Revenue	Actual, YTD Sep 2005
Revenue	$18,113
Fuel	$16,009
Net Revenue	$2,104

$ in Millions

Stock Buy Back	[GRAPHIC]

•                  Board authorized up to $400 million.

•                  Committed to completing the program.

•                  Management is finalizing a share buy back plan.

•                  May or may not be in the market soon, but intend to execute share buy back plan as soon as appropriate.

Environmental Upgrades

DP&L Operated

•                  Procurements are under firm contract totaling 73% of project value.

•                  FGD construction ahead of schedule.

•                  Projected in-service dates:

•                  Killen (1 Unit):  Second half of 2007.

•                  Stuart (4 Units): Second half of 2008.

Partner Operated

•                  In-service dates begin in 2005 and phase-in through 2009.

Labor Compact

•                  Current labor agreement expired 10/31/05.

•                  Tentative agreement reached 10/27/05.

•                  Scheduled for employee ratification 11/10/05.

•                  Three-year deal covering 775 employees.

•                  Wage increases of 3%, 2% and 2.5% enabled by productivity improvements.

[GRAHPIC]

SHARPENING OUR FOCUS

STRENGTHENING THE COMPANY

[LOGO]

FINANCIAL UPDATE Q3 2005

Third Quarter Highlights

•                  Revenue Increase of $45.2 Million; Fuel and Purchased Power Increase of $42.2 Million

•                  Gross Margin Increase of $3 Million

•                  O&M Decrease of $6.3 Million

•                  Gain on Sale of Public Investments of $23.4 Million

•                  Operating Income Increase of $4.5 Million

•                  Debt Reduction of $440 Million; Refinanced $214 Million of Tax Exempt Bonds at Lower Rates

•                  Successful Completion of FERC Audit

•                  Record Generation Output

•                  Strong Transmission & Distribution Performance during High Temperatures, Record Load

[LOGO]

EEI Financial Conference November 6 - 9, 2005

Quarterly Variance Summary

Q3 ’05 to Q3 ’04 (Millions)

Total Electric Revenue
Volume	$14.8
Price	$10.2
PJM	$22.2
Other Miscellaneous	$(2.0)
Total Electric Revenue Change	$45.2

Fuel
Price	$(26.2)
Volume	$(8.5)
Total Fuel Change	$(34.7)

Purchased Power
RTO Transmission	$(13.0)
Wholesale Price	$(10.2)
Volume	$15.7
Total Purchased Power Change	$(7.5)
Gross Margin	$3.0

Operation & Maintenance Decrease
Legal Costs	$2.8
Director & Officer Insurance	$2.8
Other	$0.7
Total O&M Decrease	$6.3

Investment Income Increase
Gain on Sale of Public Investments	$23.4
Increased Interest Income	$9.0
Other	$0.4
Total Inv Income Increase	$32.8

Interest Expense Decrease	$4.3
Charge, Early Debt Redemption	$(59.1)
Other Income Decrease	$(1.2)

Liquidity & Cash Flow

Cash, Cash Equivalents, and Short-Term Investments Available for Sale	Construction Additions through September 30

[CHART]	[CHART]

Increase primarily attributed to $868 million of net proceeds received from sale of private equity funds.	2005 construction additions expected to be funded with internally- generated funds.

[GRAPHIC]

SHARPENING OUR FOCUS

STRENGTHENING THE COMPANY

[LOGO]

APPENDIX
EEI FINANCIAL CONFERENCE
November 6 – 9, 2005

Stable and Strong Retail Market

West Central Ohio

Stable Customer Base	[GRAPHIC]

•      Little to no customer switching

•      Nice balance of residential/commercial/industrial sales

•      No customer > 1.5% retail revenue

•      Excellent diversity among top 10 customers

Approximately 80% of DPL Operating Revenue Comes from Standard Offer Customers

[LOGO]

EEI Financial Conference November 6 - 9, 2005	Transmission & Distribution

DPL Generation

[GRAPHIC]	Total DPL Generation = 4,400 Megawatts

Coal	=	2,800 MW
Natural Gas	=	1,600 MW
Total Gen	=	4,400 MW

•	Coal, Baseload
•	Natural Gas, Peaking
•	Coal, Mid-Merit

[LOGO]

EEI Financial Conference November 6 - 9, 2005	Generation

Multiple Ownership of Turbines Spreads Operational Risk

Coal Units	Ownership	DPL Portion (mw)	Total Plant Capacity (mw)
Hutchings	DPL	365	365
Killen	DPL, Cin	402	600
Stuart	DPL, Cin, AEP	820	2,340
Conesville, Unit 4	DPL, Cin, AEP	129	780
Beckjord, Unit 6	DPL, Cin, AEP	207	414
Miami Fort, Units 7 & 8	DPL, Cin	360	1,000
East Bend, Unit 2	DPL, Cin	186	600
Zimmer	DPL, Cin, AEP	365	1,300

DPL Inc.

FINANCIAL DATA

(Unaudited)

(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Earnings
—From Continuing Operations	$25.7	$33.7	$78.5	$98.4
—From Discontinued Operations	$0.2	$50.0	$43.0	$91.4
Total	$25.9	$83.7	$121.5	$189.8

Earnings Per Share of Common Stock - Basic:
—From Continuing Operations	$0.21	$0.28	$0.65	$0.82
—From Discontinued Operations	$—	$0.42	$0.36	$0.76
Total	$0.21	$0.70	$1.01	$1.58

Earnings Per Share of Common Stock - Diluted:
—From Continuing Operations	$0.20	$0.28	$0.61	$0.81
—From Discontinued Operations	$—	$0.41	$0.33	$0.75
Total	$0.20	$0.69	$0.94	$1.56

Average Number of Common Stocks Outstanding:
Basic	121.2	120.1	120.8	120.1
Diluted	130.7	121.4	129.1	121.4

DPL Inc.

CONSOLIDATED STATEMENT OF RESULTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
$ in millions except per share amounts	2005	2004	2005	2004
	(unaudited)		(unaudited)
Revenues
Electric revenues	$354.9	$309.7	$950.2	$891.7
Other revenues, net of fuel costs	2.5	2.5	7.7	7.7
Total revenues	357.4	312.2	957.9	899.4

Operating Expenses
Fuel	101.4	66.7	251.1	192.0
Purchased power	37.4	29.9	103.7	81.8
Operation and maintenance	52.0	58.3	164.6	166.2
Depreciation and amortization	37.6	35.4	110.4	104.4
General taxes	28.8	26.7	82.8	79.5
Amortization of regulatory assets, net	0.6	0.1	1.5	0.3
Total operating expenses	257.8	217.1	714.1	624.2

Operating Income	99.6	95.1	243.8	275.2
Investment income	33.2	0.4	43.4	5.0
Charge for early redemption of debt	(59.1)	—	(61.2)	—
Other income	1.0	2.2	12.8	3.5

Income Before Interest Charges	74.7	97.7	238.8	283.7
Interest expense	34.1	38.4	110.5	120.1

Income From Continuing Operations Before Income Tax	40.6	59.3	128.3	163.6
Income tax expense	14.9	25.6	49.8	65.2
Income From Continuing Operations	25.7	33.7	78.5	98.4

Discontinued Operations
(Loss) Income from discontinued operations	(1.6)	83.3	32.3	152.5
(Loss) Gain on disposal of discontinued operations	(0.1)	—	40.6	—
Income tax (benefit) expense	(1.9)	33.3	29.9	61.1
Income from discontinued operations	0.2	50.0	43.0	91.4

Net Income	$25.9	$83.7	$121.5	$189.8

DPL Inc.

CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months Ended
	September 30,
$ in millions	2005	2004
	(unaudited)
Operating Activities:
Net income	$121.5	$189.8
Less: Income from discontinued operations	(43.0)	(91.4)
Income from continuing operations	78.5	98.4

Adjustments:
Depreciation and amortization	110.4	104.4
Amortization of regulatory assets, net	1.5	0.3
Deferred income taxes	(6.7)	29.4
Charge for early redemption of debt	61.2	—
Shareholder litigation settlement	—	(70.0)
Captive insurance provision	3.8	4.0
Gain on sale of other investments	(28.2)	(3.3)
Changes in working capital	(67.6)	(91.9)
Deferred compensation assets	3.1	8.2
Deferred compensation obligations	7.9	1.1
Other	16.0	(4.9)
Net Cash Provided by Operating Activities	179.9	75.7

	Nine Months Ended
	September 30,
$ in millions	2005	2004
	(unaudited)
Investing Activities:
Capital expenditures	(138.2)	(66.5)
Purchases of short-term investments and securities	(215.6)	(21.1)
Sales of short-term investments and securities	294.5	82.8
Net Cash Used for Investing Activities	(59.3)	(4.8)

Financing Activities:
Issuance of long-term debt, net of issue costs	211.2	174.7
Exercise of stock options	18.7	—
Retirement of long-term debt	(673.8)	(510.4)
Premiums paid for early redemption of debt	(54.7)	—
Dividends paid on common stock	(86.3)	(28.7)
Retirement of preferred securities	(0.1)	—
Net Cash Used for Financing Activities	(585.0)	(364.4)

Cash and Cash Investments:
Cash flow from continuing operations	(464.4)	(293.5)
Cash flow from discontinued operations	868.4	132.1
Balance at beginning of period	202.1	337.6

Balance at end of period	$606.1	$176.2

Cash Paid During the Period for:
Interest	$127.9	$140.3
Income taxes	$55.3	$73.8

DPL Inc.

CONSOLIDATED BALANCE SHEET

	At	At
	September 30,	December 31,
$ in millions	2005	2004
	(unaudited)
Assets
Property
Property, plant and equipment	$4,614.0	$4,495.0
Less: Accumulated depreciation and amortization	(2,059.7)	(1,964.9)
Net property	2,554.3	2,530.1

Current assets
Cash and cash equivalents	606.1	202.1
Short-term investments available for sale	47.6	—
Accounts receivable, less provision for uncollectible accounts of $1.0 and $1.1, respectively	184.4	175.7
Inventories, at average cost	81.8	72.1
Prepaid taxes	11.6	46.4
Other	25.8	34.3
Total current assets	957.3	530.6

Other assets
Financial assets	—	913.2
Income taxes recoverable through future revenues	31.4	32.5
Other regulatory assets	53.1	41.5
Other	108.3	117.6
Total other assets	192.8	1,104.8

Total Assets	$3,704.4	$4,165.5

	At	At
	September 30,	December 31,
$ in millions	2005	2004
	(unaudited)
Capitalization and Liabilities

Capitalization
Common shareholders’ equity
Common stock	$1.3	$1.3
Other paid-in capital, net of treasury stock	30.3	15.8
Warrants	50.0	50.0
Common stock held by employee plans	(86.1)	(85.7)
Accumulated other comprehensive income	21.2	65.5
Earnings reinvested in the business	1,038.2	997.1
Total common shareholders’ equity	1,054.9	1,044.0

Preferred stock	22.9	23.0

Long-term debt
First mortgage bonds	682.9	572.8
Other long-term obligations	994.3	1,544.5
Total long-term debt	1,677.2	2,117.3
Total capitalization	2,755.0	3,184.3

Current Liabilities
Current portion - long-term debt	0.9	13.5
Accounts payable	101.1	113.4
Accrued taxes	113.1	137.2
Accrued interest	21.0	42.1
Other	24.1	20.7
Total current liabilities	260.2	326.9

Deferred Credits and Other
Deferred taxes	361.1	384.8
Unamortized investment tax credit	47.1	49.3
Insurance and claims costs	28.7	24.9
Other	252.3	195.3
Total deferred credits and other	689.2	654.3

Total Capitalization and Liabilities	$3,704.4	$4,165.5

DPL Inc.

OPERATING STATISTICS

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Electric Sales (millions of kWh):
Residential	1,546	1,301	4,182	3,922
Commercial	1,086	1,016	2,937	2,856
Industrial	1,174	1,161	3,281	3,338
Other retail	381	365	1,078	1,055
Other miscellaneous revenues	—	—	—	—
Total retail	4,187	3,843	11,478	11,171

Wholesale	719	957	1,913	2,978
Total sales	4,906	4,800	13,391	14,149

Electric Revenues (thousands of dollars):
Residential	$136,337	$117,277	$362,294	$341,856
Commercial	72,655	70,042	205,947	199,978
Industrial	59,495	60,153	168,075	169,128
Other retail	20,934	20,623	60,645	59,958
Other miscellaneous revenues	2,734	4,717	7,718	12,860
Total retail	292,155	272,812	804,679	783,780

Wholesale	40,509	36,851	90,304	107,901

RTO ancillary revenues	22,239	—	55,191	—
Total revenues	$354,903	$309,663	$950,174	$891,681

Other Statistics:
Average price per kWh - retail (cents)	6.91	6.98	6.94	6.90
Fuel cost per net kWh generated (cents)	2.10	1.55	1.94	1.51
Electric customers - end of period	511,948	507,669	511,948	507,669
Average kWh use per residential customer	3,399	2,881	9,197	8,680
Peak demand - maximum one-hour use (mw)	3,243	2,896	3,243	2,896

Degree Days
Heating	23	73	3,538	3,506
Cooling	772	487	1,050	767